POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or James A. Shuchart, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following RLNY registration statement, and current amendment to registration statement, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o ReliaStar Life Insurance Company of New York Separate Account NY-B Initial Registration Statement on Form N-4 (File Nos. 333-_______; 811-5626) for registration of Contracts offered through Separate Account NY-B.

     SIGNATURE                       TITLE                         DATE
     ---------                       -----                         ----

   /s/DONALD W. BRITTON      DIRECTOR, PRESIDENT AND          AUGUST 26, 2005
   -----------------------   CHIEF EXECUTIVE OFFICER
   DONALD W. BRITTON

   /s/BRIAN D. COMER         DIRECTOR AND SENIOR VICE         AUGUST 26, 2005
   -----------------------   PRESIDENT
   BRIAN D. COMER

   /s/R. MICHAEL CONLEY      DIRECTOR                         AUGUST 25, 2005
   -----------------------
   R. MICHAEL CONLEY

   /s/ROGER W. FISHER        SENIOR VICE PRESIDENT AND        AUGUST 29, 2005
   -----------------------   CHIEF ACCOUNTING OFFICER
   ROGER W. FISHER

   /s/JAMES R. GELDER        DIRECTOR, CHAIRMAN AND           AUGUST 26, 2005
   -----------------------   EXECUTIVE VICE PRESIDENT
   JAMES R. GELDER

   /s/ULRIC HAYNES, JR.      DIRECTOR                         AUGUST 26, 2005
   -----------------------
   ULRIC HAYNES, JR.

   /s/AUDREY R. KAVANAGH     DIRECTOR AND VICE PRESIDENT      AUGUST 25, 2005
   -----------------------
   AUDREY R. KAVANAGH

   /s/JAMES F. LILLE         DIRECTOR                         AUGUST 26, 2005
   -----------------------
   JAMES F. LILLE

   /s/GREGORY G. MCGREEVEY   DIRECTOR AND VICE PRESIDENT      AUGUST 26, 2005
   -----------------------
   GREGORY G. MCGREEVEY

   /s/STEPHEN J. PRESTON     DIRECTOR AND SENIOR VICE         AUGUST 26, 2005
   -----------------------   PRESIDENT
   STEPHEN J. PRESTON

   /s/CATHERINE H. SMITH     DIRECTOR                         AUGUST 25, 2005
   -----------------------
   CATHERINE H. SMITH

   /s/CHARLES B. UPDIKE      DIRECTOR                         AUGUST 26, 2005
   -----------------------
   CHARLES B. UPDIKE

   /s/ROSS M. WEALE          DIRECTOR                         AUGUST 25, 2005
   -----------------------
   ROSS M. WEALE

   /s/DAVID A. WHEAT         DIRECTOR, EXECUTIVE VICE         AUGUST 26, 2005
   -----------------------   PRESIDENT AND CHIEF FINANCIAL
   DAVID A. WHEAT            OFFICER

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Director of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or James A. Shuchart, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the following RLNY registration statement, and current amendment to registration statement, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o ReliaStar Life Insurance Company of New York Separate Account NY-B Initial Registration Statement on Form N-4 (File Nos. 333-_______; 811-5626) for registration of Contracts offered through Separate Account NY-B.


   SIGNATURE                    TITLE                              DATE
   ---------                    -----                              ----

   /s/CAROL V. COLEMAN
   -------------------         DIRECTOR                       SEPTEMBER 13, 2005
   CAROL V. COLEMAN